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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                               February 23, 2001


                          ASI SOLUTIONS INCORPORATED
              (Exact name of registrant as specified in charter)


           Delaware                     000-22309                13-3903237
(State or other jurisdiction     (Commission file number)    (IRS employer
     of incorporation)                                      identification no.)


                   780 Third Avenue, New York, New York 10017
              (Address of principal executive offices) (Zip code)


              Registrant's telephone number, including area code:
                                 (212) 319-8400
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ITEM 5.   OTHER EVENTS.

     On February 23, 2001, ASI Solutions Incorporated ("ASI") and Aon Corporation ("Aon") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Merger Subsidiary, Inc., a wholly-owned subsidiary of Aon, will be merged with and into ASI (the "Merger"). According to the terms of the Merger Agreement, each share of ASI common stock will convert into .425 of a share of Aon's common stock, provided that the average closing price of Aon's common stock for a 10-day measurement period ending five business days prior to the effective date of the Merger (the "Measurement Period") is between $34.00 and $42.00 per share. To the extent that the average closing price of Aon's common stock during the Measurement Period is above $42.00, the conversion rate will be adjusted so that each ASI stockholder will receive Aon common stock having a value equal to $17.85. Conversely, if the average closing price during the Measurement Period is less than $34.00, but greater than or equal to $31.00, the conversion rate will be adjusted so that each ASI stockholder will receive Aon common stock having a value equal to $14.45. If the average closing price during the Measurement Period is below $31.00, ASI stockholders will receive .466129 of a share of Aon common stock for each share of ASI common stock that they own. ASI may terminate the Merger Agreement if Aon's average common stock price for the Measurement Period is below $31.00, unless Aon agrees to provide common stock having a value equal to $14.45.

     The Merger Agreement has been approved by ASI's Board of Directors. Completion of the Merger is subject to customary closing conditions, including stockholder and regulatory approval. In connection with the execution of the Merger Agreement, holders of over a majority of ASI's voting shares entered into an agreement with Aon to vote in favor of the Merger.

    The Merger Agreement and the press release issued by ASI are attached hereto as Exhibit 2.1 and Exhibit 99.1, respectively, and are incorporated herein by reference.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial Statements of Business Acquired:    Not Applicable

         (b)  Pro Forma Financial Information:              Not Applicable

         (c)  Exhibits:

              2.1 Agreement and Plan of Merger, dated as of February 23, 2001, by and among ASI Solutions Incorporated, Aon Corporation and Merger Subsidiary, Inc. (excluding schedules, which the Registrant agrees to furnish supplementally to the Commission upon request)

              99.1 Press Release of ASI Solutions Incorporated dated February 23, 2001

                                       2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ASI SOLUTIONS INCORPORATED



Date:  February 28, 2001              By: /s/ Michael J. Mele
                                          ---------------------------
                                          Michael J. Mele
                                          Senior Vice President and
                                          Chief Financial Officer



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                                 EXHIBIT INDEX


Exhibit No.  Description
-----------  -----------

2.1 Agreement and Plan of Merger, dated as of February 23, 2001, by and among ASI Solutions Incorporated, Aon Corporation and Merger Subsidiary, Inc. (excluding schedules, which the Registrant agrees to furnish supplementally to the Commission upon request)

99.1         Press Release of ASI Solutions Incorporated dated February 23, 2001